UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2007
General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Issuance and Sale of Senior Notes
     The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes” and “Registration Rights Agreement” is incorporated into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation.
Issuance and Sale of Senior Notes
     On March 21, 2007, General Cable Corporation (the “Company”) completed the issuance and sale of $325.0 million in aggregate principal amount of senior notes, comprised of $125.0 million of Senior Floating Rate Notes due 2015 (the “Floating Rate Notes”) and $200.0 million of 7.125% Senior Fixed Rate Notes due 2017 (the “Fixed Rate Notes” and together, the “Notes”). The Notes are jointly and severally guaranteed by each of the Company’s current and future domestic subsidiaries (the “Guarantees”). The Notes and the Guarantees were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the Guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The Company issued the Notes pursuant to an Indenture, dated as of March 21, 2007 (the “Indenture”), by and among the Company, the subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as Trustee (the “Trustee”).
     The Company intends to use a substantial portion of the net proceeds from the offering of the Notes to repurchase all or substantially all of the Company’s existing 9.5% Senior Notes due 2010 (the “9.5% Notes”) (including approximately $280.0 million of the 9.5% Notes validly tendered and not withdrawn on or prior to March 15, 2007 in the Company’s previously announced tender offer and consent solicitation and related fees and expenses), and the remaining net proceeds for general corporate purposes.
     The Floating Rate Notes will bear interest at a rate equal to the applicable LIBOR rate (as defined in the Indenture) plus 237.5 basis points per year. Interest on the Floating Rate Notes will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing July 1, 2007. The Fixed Rate Notes will bear interest at a rate of 7.125% per year and will be payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2007. The Floating Rate Notes will mature on April 1, 2015 and the Fixed Rate Notes will mature on April 1, 2017. The Notes and Guarantees will be the Company’s and the Guarantors’ unsecured senior obligations, will rank equally with all of the Company’s and Guarantors’ existing and future senior debt, will rank senior in right of payment to all of the Company’s and the Guarantors’ future subordinated debt, will be subordinated to all of the Company’s existing and future secured debt, including obligations under the Company’s existing senior secured credit facility, to the extent of the value of the assets securing such debt, and will be effectively subordinated to all existing and future debt and other liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the Notes.
     The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to:

•	pay dividends on, redeem or repurchase the Company’s capital stock;

•	incur additional indebtedness;

•	make investments;

•	create liens;

•	sell assets;

•	engage in certain transactions with affiliates;

•	create or designate unrestricted subsidiaries; and

•	consolidate, merge or transfer all or substantially all assets.
     These covenants are subject to important exceptions and qualifications.
     Upon certain Events of Default (as defined in the Indenture), the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal of all of the Notes to be due and payable immediately. If an Event of Default occurs based on certain events of bankruptcy, insolvency or reorganization affecting the Company or the Company’s Significant Subsidiaries (as defined in the Indenture), the Notes will automatically become immediately due and payable without any declaration or other act on the part of the Trustee or any Note holder.
     The Company may, at its option, redeem the Floating Rate Notes, in whole or in part, at any time on or after April 1, 2009 at a redemption price equal to 100% of the principal amount thereof, plus a make-whole premium and accrued and unpaid interest, and special interest, if any, to the date of redemption. In addition, at any time on or prior to April 1, 2009, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Floating Rate Notes with the net proceeds of certain equity offerings at a redemption price equal to 100% of the aggregate principal amount thereof, plus a premium equal to the interest rate per annum on the Floating Rate Notes applicable on the date on which notice of redemption is given, plus accrued and unpaid interest thereon, and special interest, if any, to the redemption date, so long as:
•	at least 65% of the aggregate principal amount of Floating Rate Notes issued under the Indenture remains outstanding immediately after giving effect to any such redemption; and

•	notice of any such redemption is given within 60 days after the date of the closing of any such equity offering.
     At any time prior to April 1, 2009, the Company may also redeem, in whole or in part, the Floating Rate Notes, upon not less than 10 nor more than 60 days prior notice to each holder of a Floating Rate Note, at a redemption price equal to 100% of the aggregate principal amount of the Floating Rate Notes redeemed plus an applicable premium as of, and accrued and unpaid interest thereon, and special interest, if any, to the date of redemption, subject to the rights of the holders of Floating Rate Notes on the relevant record date to receive interest due on the relevant interest payment date.
     The Company may, at its option, redeem the Fixed Rate Notes, in whole or in part, at any time on or after April 1, 2012 at a redemption price equal to 100% of the principal amount thereof, plus a make-whole premium and accrued and unpaid interest, and special interest, if any, to the date of redemption. In addition, at any time on or prior to April 1, 2010, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Fixed Rate Notes with the net proceeds of certain equity offerings at a redemption price equal to 107.125% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, and special interest, if any, to the redemption date, so long as:
•	at least 65% of the aggregate principal amount of Fixed Rate Notes issued under the Indenture remains outstanding immediately after giving effect to any such redemption; and

•	notice of any such redemption is given within 60 days after the date of the closing of any such equity offering.
     At any time prior to April 1, 2012, the Company may also redeem, in whole or in part, the Fixed Rate Notes, upon not less than 10 nor more than 60 days prior notice to each holder of a Fixed Rate Note, at a redemption price equal to 100% of the aggregate principal amount of the Fixed Rate Notes redeemed plus an applicable premium as of, and accrued and unpaid interest thereon, and special interest, if any, to the date of redemption, subject to the rights of the holders of Fixed Rate Notes on the relevant record date to receive interest due on the relevant interest payment date.
     If the Company experiences a Change of Control (as defined in the Indenture), holders of the Notes will be entitled to require the Company to purchase all or a portion of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.
Registration Rights Agreement
     On March 21, 2007, the Company and the Guarantors entered into a Registration Rights Agreement with Goldman, Sachs & Co., as representative of the initial purchasers of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to: (i) file a registration statement within 90 days after the issue date of the Notes enabling the holders of the Notes to exchange the Notes for publicly registered notes with identical terms; (ii) use commercially reasonable efforts to have the registration statement declared effective within 210 days after the issue date of the Notes; and (iii) cause the registration statement to become effective within 270 days after the issue date of the Notes. In addition, the Company agreed to use commercially reasonable efforts to file a shelf registration statement for the resale of the Notes in the event that an exchange offer could not be effected within the time periods listed above or in other circumstances. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay special interest to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.
Agreement Descriptions and Exhibits
     In connection with the closing of the Notes offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K. The descriptions of the provisions of the Indenture and the Registration Rights Agreement set forth above in Items 1.01 and 2.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.

Item 3.03	Material Modification to Rights of Security Holders.
     The previously disclosed amendment to the Company’s Indenture dated as of November 24, 2003 (the “2003 Indenture”), among the Company, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and the Trustee, related to the Company’s 9.5% Notes, became operative on March 21, 2007 as provided for in the Supplemental Indenture, dated March 15, 2007, among the Company, the Subsidiary Guarantors and the Trustee (the “Supplemental Indenture”). The Supplemental Indenture amends the 2003 Indenture to remove substantially all of the restrictive covenants applicable to the 9.5% Notes including the following limitations or requirements related to: (i) legal existence; (ii) maintenance of properties and insurance and compliance with law; (iii) provision of compliance certificates; (iv) payment of taxes; (v) repurchases upon a change in control; (vi) restricted payments; (vii) indebtedness and issuance of disqualified capital stock; (viii) sale of assets; (ix) dividend and other payment restrictions affecting the subsidiaries; (x) transactions with affiliates; (xi) designations of unrestricted subsidiaries; (xii) liens; (xiii) sale/leaseback transactions; (xiv) subsidiary guarantees; (xv) provision of financial information; and (xvi) capital stock of restricted subsidiaries.
     As previously reported in the Company’s Current Report on Form 8-K filed March 7, 2007, the Company commenced a tender offer and consent solicitation to purchase any and all of the 9.5% Notes and solicit consents from holders of the 9.5% Notes to proposed amendments of the 2003 Indenture pursuant to an Offer to Purchase and Consent Solicitation dated March 6, 2007.
     The descriptions of the provisions of the Supplemental Indenture set forth above in Item 3.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such indenture, a copy of which is attached to this report as an exhibit hereto.

Item 8.01.	Other Events.
     On March 21, 2007, the Company issued a press release announcing the closing of the Notes offering described in Item 2.03 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:
4.1	Indenture dated as of March 21, 2007, by and among the Company, the Guarantors and the Trustee.

4.2	Form of 7.125% Senior Fixed Rate Note due 2017 (Rule 144A) (included in Exhibit 4.1).

4.3	Form of 7.125% Senior Fixed Rate Note due 2017 (Regulation S) (included in Exhibit 4.1).

4.4	Form of Guarantee of obligations under 7.125% Senior Fixed Rate Notes due 2017 (included in Exhibit 4.1).

4.5	Form of Senior Floating Rate Note due 2015 (Rule 144A) (included in Exhibit 4.1).

4.6	Form of Senior Floating Rate Note due 2015 (Regulation S) (included in Exhibit 4.1).

4.7	Form of Guarantee of obligations under Senior Floating Rate Notes due 2015 (included in Exhibit 4.1).

4.8	Supplemental Indenture dated as of March 15, 2007, by and among the Company, the Subsidiary Guarantors and the Trustee (incorporated by reference from exhibit 4.1 of the Company’s current report on Form 8-K filed with the SEC on March 16, 2007).

10.1	Registration Rights Agreement dated March 21, 2007, by and among the Company, the subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named in Schedule I to the Purchase Agreement.

10.2	Purchase Agreement dated as of March 15, 2007, by and among the Company, the subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named in Schedule I to the Purchase Agreement.

99.1	Press Release, dated March 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
Date: March 21, 2007	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Indenture dated as of March 21, 2007, by and among the Company, the Guarantors and the Trustee.

4.2	Form of 7.125% Senior Fixed Rate Note due 2017 (Rule 144A) (included in Exhibit 4.1).

4.3	Form of 7.125% Senior Fixed Rate Note due 2017 (Regulation S) (included in Exhibit 4.1).

4.4	Form of Guarantee of obligations under 7.125% Senior Fixed Rate Notes due 2017 (included in Exhibit 4.1).

4.5	Form of Senior Floating Rate Note due 2015 (Rule 144A) (included in Exhibit 4.1).

4.6	Form of Senior Floating Rate Note due 2015 (Regulation S) (included in Exhibit 4.1).

4.7	Form of Guarantee of obligations under Senior Floating Rate Notes due 2015 (included in Exhibit 4.1).

4.8
Supplemental Indenture dated as of March 15, 2007, by and among the Company, the Subsidiary Guarantors and the Trustee (incorporated by reference from exhibit 4.1 of the Company’s current report on Form 8-K filed with the SEC on March 16, 2007).

10.1
Registration Rights Agreement dated March 21, 2007, by and among the Company, the subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named in Schedule I to the Purchase Agreement.

10.2
Purchase Agreement dated as of March 15, 2007, by and among the Company, the subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named in Schedule I to the Purchase Agreement.

99.1	Press Release, dated March 21, 2007.